SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2011

AEROSONIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11750	74-1668471
State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 North Hercules Avenue
Clearwater, Florida 33765
 (Address of principal executive offices and Zip Code)

(727) 461-3000
 (Registrant’s telephone number, including Area Code)

Not applicable
 (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 26, 2011, Aerosonic Corporation (“Aerosonic”) entered into an amendment (the “Amendment”) to its Loan Agreement, dated April 30, 2010, as amended (the “Loan Agreement”), with BMO Harris Bank N.A.  The Amendment temporarily increases the Revolving Credit Limit applicable to its outstanding Revolving Line of Credit Note (the “Revolving Credit Note”) under the Loan Agreement from $4,000,000 to $4,500,000 for a ninety-day period commencing on September 26, 2011 and ending on December 25, 2011.  To evidence this credit increase, Aerosonic simultaneously replaced the Revolving Credit Note through issuance of a new revolving line of credit note in the initial principal amount of $4,500,000 (the “Amended and Restated Revolving Credit Note”).  Except as amended to reflect the increased original principal amount and Revolving Credit Limit, the Amended and Restated Revolving Credit Note contains the same terms and conditions as the Revolving Credit Note, which are described in more detail below.

The Amended and Restated Revolving Credit Note matures on June 27, 2012 and provides a line of credit in an amount equal to the lesser of (a) the Revolving Credit Limit of (i) $4,500,000 until December 25, 2011 and (ii) $4,000,000 from December 26, 2011 until the maturity date; or (b) a Borrowing Base determined based on eligible accounts receivable and inventory. Interest is payable monthly. The interest rate applicable to the Amended and Restated Revolving Credit Note is one-month LIBOR plus 300 basis points.  The interest rate calculation method requires the use of a 365/360 day calculation method which applies the ratio of the applicable interest rate over a year of 360 days, multiplied by the outstanding principal balance of the Amended and Restated Revolving Credit Note and then multiplied by the actual number of days the principal balance is outstanding.  This calculation method results in a higher effective interest rate than the numeric interest rate stated in the Amended and Restated Revolving Credit Note.

The foregoing summary description of the Amendment and the Amended and Restated Revolving Credit Note is not complete and is qualified in its entirety by the actual terms of these agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1	Second Amendment to Loan Agreement, dated September 26, 2011, between Aerosonic Corporation and BMO Harris Bank N.A.

10.2	Amended and Restated Revolving Line of Credit Note, dated September 26, 2011, between Aerosonic Corporation and BMO Harris Bank N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROSONIC CORPORATION

Dated: September 30, 2011	By:	/s/ Kevin J. Purcell
Kevin J. Purcell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Second Amendment to Loan Agreement, dated September 26, 2011, between Aerosonic Corporation and BMO Harris Bank N.A.
Exhibit 10.2	Amended and Restated Revolving Line of Credit Note, dated September 26, 2011, between Aerosonic Corporation and BMO Harris Bank N.A.